Exhibit (a)(41)

TO BE EFFECTIVE AT 3:00 P.M., CST, ON MARCH 30, 2015

BMO FUNDS, INC.

AMENDMENT NO. 40

TO

ARTICLES OF INCORPORATION

The undersigned officer of BMO Funds, Inc. (the “Corporation”) hereby certifies that in accordance with Section 180.1003 of the Wisconsin Statutes, the following Amendment of the Corporation’s Articles of Incorporation, as amended (the “Articles”) was duly adopted to remove the BMO Micro-Cap Fund as a class of the Corporation.

The Articles are hereby amended as follows:

“Section (a) of Article IV is hereby amended by deleting section (a) thereof and inserting the following as a new paragraph:

‘(a) The Corporation is authorized to issue an indefinite number of shares of common stock, par value $.0001 per share. Subject to the following paragraph, the authorized shares are classified as follows:

CLASS	SERIES	AUTHORIZED NUMBER OF SHARES
Investor Class
BMO Large-Cap Value Fund	Series Y	Indefinite
BMO Mortgage Income Fund	Series Y	Indefinite
BMO TCH Intermediate Income Fund	Series Y	Indefinite
BMO Mid-Cap Growth Fund	Series Y	Indefinite
BMO Prime Money Market Fund	Series Y	Indefinite
BMO Government Money Market Fund	Series Y	Indefinite
BMO Short-Term Income Fund	Series Y	Indefinite
BMO Large-Cap Growth Fund	Series Y	Indefinite
BMO Mid-Cap Value Fund	Series Y	Indefinite
BMO Intermediate Tax-Free Fund	Series Y	Indefinite
Marshall International Stock Fund	Series Y	Indefinite
BMO Small-Cap Growth Fund	Series Y	Indefinite
BMO Tax-Free Money Market Fund	Series Y	Indefinite
BMO LGM Emerging Markets Equity Fund	Series Y	Indefinite
BMO TCH Core Plus Bond Fund	Series Y	Indefinite
BMO TCH Corporate Income Fund	Series Y	Indefinite
BMO Ultra Short Tax-Free Fund	Series Y	Indefinite
BMO Small-Cap Value Fund	Series Y	Indefinite
BMO Dividend Income Fund	Series Y	Indefinite
BMO Monegy High Yield Bond Fund	Series Y	Indefinite
BMO Pyrford International Stock Fund	Series Y	Indefinite
BMO Low Volatility Equity Fund	Series Y	Indefinite
BMO Short Tax-Free Fund	Series Y	Indefinite

CLASS	SERIES	AUTHORIZED NUMBER OF SHARES
BMO TCH Emerging Markets Bond Fund	Series Y	Indefinite
BMO Growth Allocation Fund	Series Y	Indefinite
BMO Aggressive Allocation Fund	Series Y	Indefinite
BMO Conservative Allocation Fund	Series Y	Indefinite
BMO Balanced Allocation Fund	Series Y	Indefinite
BMO Moderate Allocation Fund	Series Y	Indefinite
BMO Target Retirement 2010 Fund	Series Y	Indefinite
BMO Target Retirement 2020 Fund	Series Y	Indefinite
BMO Target Retirement 2030 Fund	Series Y	Indefinite
BMO Target Retirement 2040 Fund	Series Y	Indefinite
BMO Target Retirement 2050 Fund	Series Y	Indefinite
BMO Global Low Volatility Equity Fund	Series Y	Indefinite
BMO Target Retirement 2015 Fund	Series Y	Indefinite
BMO Target Retirement 2025 Fund	Series Y	Indefinite
BMO Target Retirement 2035 Fund	Series Y	Indefinite
BMO Target Retirement 2045 Fund	Series Y	Indefinite
BMO Target Retirement 2055 Fund	Series Y	Indefinite
BMO Small-Cap Core Fund	Series Y	Indefinite
BMO Pyrford Global Equity Fund	Series Y	Indefinite
BMO Multi-Asset Income Fund	Series Y	Indefinite

Institutional Class
BMO Prime Money Market Fund	Series I	Indefinite
BMO Government Money Market Fund	Series I	Indefinite
BMO Tax-Free Money Market Fund	Series I	Indefinite
BMO Mortgage Income Fund	Series I	Indefinite
BMO TCH Intermediate Income Fund	Series I	Indefinite
BMO Short-Term Income Fund	Series I	Indefinite
BMO Small-Cap Growth Fund	Series I	Indefinite
BMO Mid-Cap Growth Fund	Series I	Indefinite
BMO Mid-Cap Value Fund	Series I	Indefinite
BMO Large-Cap Growth Fund	Series I	Indefinite
BMO Large-Cap Value Fund	Series I	Indefinite
BMO LGM Emerging Markets Equity Fund	Series I	Indefinite
BMO TCH Core Plus Bond Fund	Series I	Indefinite
BMO TCH Corporate Income Fund	Series I	Indefinite
BMO Ultra Short Tax-Free Fund	Series I	Indefinite
BMO Intermediate Tax-Free Fund	Series I	Indefinite
Marshall International Stock Fund	Series I	Indefinite
BMO Small-Cap Value Fund	Series I	Indefinite
BMO Dividend Income Fund	Series I	Indefinite
BMO Monegy High Yield Bond Fund	Series I	Indefinite
BMO Pyrford International Stock Fund	Series I	Indefinite
BMO Low Volatility Equity Fund	Series I	Indefinite

CLASS	SERIES	AUTHORIZED NUMBER OF SHARES
BMO Short Tax-Free Fund	Series I	Indefinite
BMO TCH Emerging Markets Bond Fund	Series I	Indefinite
BMO Growth Allocation Fund	Series I	Indefinite
BMO Aggressive Allocation Fund	Series I	Indefinite
BMO Conservative Allocation Fund	Series I	Indefinite
BMO Balanced Allocation Fund	Series I	Indefinite
BMO Moderate Allocation Fund	Series I	Indefinite
BMO Target Retirement 2010 Fund	Series I	Indefinite
BMO Target Retirement 2020 Fund	Series I	Indefinite
BMO Target Retirement 2030 Fund	Series I	Indefinite
BMO Target Retirement 2040 Fund	Series I	Indefinite
BMO Target Retirement 2050 Fund	Series I	Indefinite
BMO Global Low Volatility Equity Fund	Series I	Indefinite
BMO Target Retirement 2015 Fund	Series I	Indefinite
BMO Target Retirement 2025 Fund	Series I	Indefinite
BMO Target Retirement 2035 Fund	Series I	Indefinite
BMO Target Retirement 2045 Fund	Series I	Indefinite
BMO Target Retirement 2055 Fund	Series I	Indefinite
BMO Small-Cap Core Fund	Series I	Indefinite
BMO Pyrford Global Equity Fund	Series I	Indefinite
BMO Multi-Asset Income Fund	Series I	Indefinite
BMO Alternative Strategies Fund	Series I	Indefinite

Class A
BMO Low Volatility Equity Fund	Series A	Indefinite
BMO Dividend Income Fund	Series A	Indefinite
BMO Large-Cap Value Fund	Series A	Indefinite
BMO Large-Cap Growth Fund	Series A	Indefinite
BMO Mid-Cap Value Fund	Series A	Indefinite
BMO Mid-Cap Growth Fund	Series A	Indefinite
BMO Small-Cap Value Fund	Series A	Indefinite
BMO Small-Cap Core Fund	Series A	Indefinite
BMO Global Low Volatility Equity Fund	Series A	Indefinite
BMO Pyrford Global Equity Fund	Series A	Indefinite
BMO Pyrford International Stock Fund	Series A	Indefinite
BMO LGM Emerging Markets Equity Fund	Series A	Indefinite
BMO TCH Emerging Markets Bond Fund	Series A	Indefinite
BMO Ultra Short Tax-Free Fund	Series A	Indefinite
BMO Short Tax-Free Fund	Series A	Indefinite
BMO Short-Term Income Fund	Series A	Indefinite
BMO Intermediate Tax-Free Fund	Series A	Indefinite
BMO Mortgage Income Fund	Series A	Indefinite
BMO TCH Intermediate Income Fund	Series A	Indefinite

CLASS	SERIES	AUTHORIZED NUMBER OF SHARES
BMO TCH Corporate Income Fund	Series A	Indefinite
BMO TCH Core Plus Bond Fund	Series A	Indefinite
BMO Monegy High Yield Bond Fund	Series A	Indefinite
BMO Multi-Asset Income Fund	Series A	Indefinite
BMO Alternative Strategies Fund	Series A	Indefinite

Retirement Class
BMO Growth Allocation Fund	Series R3	Indefinite
BMO Aggressive Allocation Fund	Series R3	Indefinite
BMO Conservative Allocation Fund	Series R3	Indefinite
BMO Balanced Allocation Fund	Series R3	Indefinite
BMO Moderate Allocation Fund	Series R3	Indefinite
BMO Target Retirement 2010 Fund	Series R3	Indefinite
BMO Target Retirement 2020 Fund	Series R3	Indefinite
BMO Target Retirement 2030 Fund	Series R3	Indefinite
BMO Target Retirement 2040 Fund	Series R3	Indefinite
BMO Target Retirement 2050 Fund	Series R3	Indefinite
BMO Target Retirement 2015 Fund	Series R3	Indefinite
BMO Target Retirement 2025 Fund	Series R3	Indefinite
BMO Target Retirement 2035 Fund	Series R3	Indefinite
BMO Target Retirement 2045 Fund	Series R3	Indefinite
BMO Target Retirement 2055 Fund	Series R3	Indefinite
BMO Mid-Cap Value Fund	Series R3	Indefinite
BMO Mid-Cap Growth Fund	Series R3	Indefinite
BMO Small-Cap Value Fund	Series R3	Indefinite
BMO Pyrford International Stock Fund	Series R3	Indefinite
BMO Growth Allocation Fund	Series R6	Indefinite
BMO Aggressive Allocation Fund	Series R6	Indefinite
BMO Conservative Allocation Fund	Series R6	Indefinite
BMO Balanced Allocation Fund	Series R6	Indefinite
BMO Moderate Allocation Fund	Series R6	Indefinite
BMO Target Retirement 2010 Fund	Series R6	Indefinite
BMO Target Retirement 2020 Fund	Series R6	Indefinite
BMO Target Retirement 2030 Fund	Series R6	Indefinite
BMO Target Retirement 2040 Fund	Series R6	Indefinite
BMO Target Retirement 2050 Fund	Series R6	Indefinite
BMO Target Retirement 2015 Fund	Series R6	Indefinite
BMO Target Retirement 2025 Fund	Series R6	Indefinite
BMO Target Retirement 2035 Fund	Series R6	Indefinite
BMO Target Retirement 2045 Fund	Series R6	Indefinite
BMO Target Retirement 2055 Fund	Series R6	Indefinite
BMO Mid-Cap Value Fund	Series R6	Indefinite
BMO Mid-Cap Growth Fund	Series R6	Indefinite
BMO Small-Cap Value Fund	Series R6	Indefinite
BMO Pyrford International Stock Fund	Series R6	Indefinite’”

This Amendment to the Articles of Incorporation of the Corporation was authorized by the Board of Directors on February 4, 2015 and by the shareholders of the BMO Micro-Cap Fund on March 30, 2015 in accordance with Section 180.1003 of the Wisconsin Statutes.

Executed this 30th day of March 2015.

BMO FUNDS, INC.

By:	/s/ John M. Blaser
John M. Blaser
President

This instrument was drafted by:

Laura A. Bautista

Godfrey & Kahn, S.C.

780 N. Water Street

Milwaukee, Wisconsin 53202

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